                                                                     Exhibit 4.2

                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT

     THIS TRANSFER AND REGISTRATION RIGHTS AGREEMENT (this "Agreement"), made as of the 30th day of April 1998, among Security Capital Atlantic Incorporated, a Maryland corporation (the "Company"), and the investors listed on the signature pages hereto (referred to collectively as the "Investors" and individually as an "Investor");

                             W I T N E S S E T H:

     WHEREAS, the Company, the Investors and other persons are parties to certain Contribution Agreements of even date herewith (the "Contribution Agreements"), pursuant to the terms of which Investors agreed to contribute their respective ownership interests in certain entities to the Partnership (as hereinafter defined) in exchange for Units (as hereinafter defined); and

     WHEREAS, the Units held by the Investors will be exchangeable for Shares (as hereinafter defined) of the Company in accordance with the Partnership Agreement (as hereinafter defined); and

     WHEREAS, the Company and Investors agreed to execute and deliver this Agreement at the Closing pursuant to the Contribution Agreements.

     NOW, THEREFORE, in consideration of the premises and other good and valuable considerations, the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties, the parties intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" means, with regard to a Person, a Person that controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," "controlling" and "controlled" having meanings correlative to the foregoing.

     "Commission" means the Securities and Exchange Commission or any other applicable federal agency at the time administering the Securities Act.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Investor" has the meaning set forth in the introduction to this Agreement; provided that a Person shall cease to be an Investor under this Agreement once such Person no longer holds any Registrable Securities; and provided, further, that each Person who after the date hereof is issued Units and executes a counterpart to this Agreement shall be included in the definition of "Investor" and shall have the rights and obligations of an Investor under this Agreement.

     "Partnership" means Atlantic Multifamily Limited Partnership-I, a Delaware limited partnership.

     "Partnership Agreement" means the Agreement of Limited Partnership of the Partnership, as the same may be hereafter further amended.

     "Permitted Transferee" means any Person to whom the Investors may assign their Units in accordance with Section 2.2 of this Agreement.

     "Person" means an individual, partnership, corporation, limited liability company, estate, trust or unincorporated organization, or a government or agency or political subdivision thereof.

     "Registrable Security" means (i) any Shares issuable to an Investor upon exchange of Units pursuant to the Partnership Agreement, (ii) any other securities issued by the Company in exchange for any such Shares and (iii) any securities issued by the Company as a dividend or distribution on account of Registrable Securities or resulting from a subdivision of the outstanding Registrable Securities into a greater number of Shares (by reclassification, stock split or otherwise). As to any particular Registrable Securities, such securities will cease to be Registrable Securities when (a) they have been distributed to the public pursuant to an offering registered under the Securities Act or (b) they have been sold to the public through a broker, dealer or market-maker in compliance with Rule 144 under the Securities Act or (c) they have been transferred pursuant to Section 3 to any Person who is not a Permitted Transferee or (d) the Company has delivered a new certificate or other evidence of ownership not bearing the legend set forth on the Shares upon the initial issuance thereof, and, in the opinion of counsel to the Company, the subsequent public disposition of such security shall not require the registration or qualification under the Securities Act, or (e) such security has ceased to be outstanding.

     "Resale Rules" means Rule 144 promulgated by the Commission or any successor to such rule or any other rule or regulation of the Commission that may at any time permit the Investor to sell its Shares to the public without registration.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Shares" mean the Company's Shares of Common Stock, $0.01 par value per share, issuable to the Investors upon the conversion of Units, and any securities that may be issued as a result of any stock split or dividend and any securities into which such shares may be changed as a result of merger, consolidation, recapitalization or other similar transaction.

     "Units" shall have the meaning given to such term in the Partnership Agreement issued to the Investors pursuant to the Contribution Agreements.

     2.  TRANSFER RESTRICTIONS.

     2.1 Lock-Up Period. Each of the Investors hereby agrees that, except as set forth in Section 2.2, without the prior written consent of the Company, it will not offer, pledge, sell, contract to sell, grant any options for the sale of or otherwise dispose of, directly or indirectly (collectively, "Dispose of"), any Units or Shares (the "Lock-Up").

     2.2 Exceptions. The following transfers of Units or Shares shall not be subject to the Lock-Up set forth in Section 2.1.

          (a) An Investor who is a natural person may Dispose of Units or Shares to his or her spouse, siblings, parents, grandparents, any natural, adopted or step children, nephews, nieces or other descendants or to any personal trust in which such persons or such Investor or a combination thereof retain the entire beneficial interest;

          (b) An Investor who is a natural person may Dispose of Units or Shares on his or her death to such Investor's estate, executor, administrator or personal representative or to such Investor's beneficiaries pursuant to a devise or bequest or by the laws of descent and distribution;

          (c) An Investor that is a corporation, partnership or other business entity may (i) Dispose of Units or Shares to one or more other entities that are wholly owned or controlled, legally and beneficially, by such Investor or by a Person or Persons that, directly or indirectly, wholly owns and controls such Investor, (ii) Dispose of Units or Shares to an Affiliate of the Investor or (iii) Dispose of Units or Shares by distributing such Units or Shares in a merger, liquidation, winding up or otherwise without consideration to the equity owners (or in partial or full redemption of the interests held by one or more of such equity owners) of such corporation, partnership or business entity or to any other corporation, partnership or business entity that is wholly owned by such equity owners;

          (d) An Investor may Dispose of Units or Shares as a bona fide gift;
     and

          (e) An Investor may Dispose of Units or Shares pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated financial institution (and to the extent such financial institution succeeds to the Investor's interest in the Units or Shares, such financial institution shall be admitted as a substituted limited partner in accordance with the terms of the Partnership Agreement provided such financial institution acknowledges in writing and agrees to be bound by the terms of this Agreement and the Partnership Agreement);

     provided, however, that in the case of any transfer of Units or Shares pursuant clauses (a), (c), (d) and (e), the transfer shall be effected pursuant to an exemption from registration under the Securities Act; and provided, further, an Investor may dispose of Shares (but not Units) at any time and for any reason or purpose and to any Person after the first anniversary of the date of this Agreement (provided such Shares have been or are exempted from registration under the Securities Act, or are sold in a transaction which is exempt from the registration requirements of the Securities Act).

In the event any Investor Disposes of Units or Shares described in this Section 2.2, such Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee (and any pledgee who acquires Units or Shares upon foreclosure or any transferee thereof) shall be required to execute and deliver a counterpart of this Agreement.

     3.  SHELF REGISTRATION RIGHTS.

     3.1  Shelf Registration.

          (a) Demand. Unless previously registered, the Company shall cause to be filed at the end of the eleventh month following the date of this Agreement or as soon thereafter as practicable (but in no event later than the end of the thirteenth month following the date of this Agreement), a registration statement providing for the sale by the Investors of all of the Registrable Securities pursuant to Rule 415 under the Securities Act in accordance with the terms of this Agreement and the Company will use its diligent good faith efforts to cause such registration statement to be declared effective by the Commission as soon thereafter as is practicable.

          (b) Company's Ability to Postpone. The Company shall have the privilege to postpone, on one occasion only, the filing of a registration statement under this Section 3.1 for a reasonable period of time (not exceeding 60 days) if the Company furnishes the Investors with a certificate signed by the chief executive officer of the Company stating that, in its good faith judgment, the Company's board of directors has determined that effecting the registration at such time would adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information the public disclosure of which would have a material adverse effect upon the Company. The Company may also postpone, on one occasion only, for up to 60 days the filing of a registration statement under this Section 3.1 if registration rights granted to any other holders of securities of the Company have been exercised and the distribution pursuant thereto not yet completed.

          (c) Inclusion in Shelf Registration. Any Investor who does not provide the information reasonably requested by the Company in connection with such registration statement as promptly as practicable after the receipt of a request for information, but in no event later than twenty (20) days thereafter, shall not be entitled to have its Registrable Securities included in such registration statement.

     3.2 Registration Procedures. If and whenever the Company is required by any of the provisions of this Article 3 to use its diligent good faith efforts to effect the registration of the Registrable Securities pursuant to Rule 415 under the Securities Act, the Company shall:

          (a) prepare and file with the Commission a registration statement with respect to such securities and use its diligent good faith efforts to cause such registration statement to become effective within ninety (90) days of the date of filing and remain effective for as long as shall be necessary to complete the distribution of the Registrable Securities so registered;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as shall be necessary to complete the distribution of the Registrable Securities and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the holders of such Registrable Securities shall desire to sell or otherwise dispose of the same;

          (c) furnish to each seller of Registrable Securities such numbers of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement, including any preliminary prospectus, and any amendments or supplements thereto, and such other documents, as such seller of Registrable Securities may reasonably request in order to facilitate the sale or other disposition of the Registrable Securities owned by such seller;

          (d) use its diligent good faith efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller of Registrable Securities shall reasonably request, and do any and all other acts and things reasonably requested by such seller of Registrable Securities to assist the Investors to consummate the sale or other disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

          (e) otherwise use its diligent good faith efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earning statement covering the period of at least twelve months, beginning with the first fiscal quarter beginning after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act;

          (f) use its diligent good faith efforts to list such securities on any securities exchange on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange; and

          (g) notify each seller of Registrable Securities, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and promptly update the registration statement and prospectus as necessary to correct such statement or omission.

     3.3 Expenses. Except as set forth in the following sentence, all expenses incurred in the registration of Registrable Securities in accordance with
Section 3.2 of this Agreement (including fees and disbursements of counsel for the Company) shall be borne by the Company. Notwithstanding the foregoing sentence, all brokerage discounts and commissions and the costs fees and disbursements of counsel for the Investors shall be paid solely by the Investors.

     3.4 Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Section 3:

          (a) Indemnity by Company. Without limitation of any other indemnity provided to any Investor, to the extent permitted by law, the Company will indemnify and hold harmless each Investor and its directors, officers, employees, agents and partners and each Person, if any, who controls such Investor (within the meaning of the Securities Act or the Exchange Act), against any losses, claims, damages, liabilities and expenses (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, and the Company will reimburse such Investor and its directors, officers, employees, agents and partners, and any controlling person thereof, for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability, expense or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability, expense or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor or controlling person thereof.

     (b) Indemnity by Investors. In connection with any registration statement in which an Investor is participating, each such Investor will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors, officers, employees and agents and each Person who controls the Company (within the meaning of the Securities Act or Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any Violation which occurs solely in reliance upon and in conformity with any information or affidavit so furnished in writing by such Investor expressly for use in connection with such registration; provided, that the obligation to indemnify will be several and not joint and several with any other Person and will be limited to the net amount received by such Investor from the sale of Registrable Securities pursuant to such registration statement.

     (c) Notice; Right to Defend. Promptly after receipt by an indemnified party under this Section 3.4 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 3.4, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, if the indemnifying party agrees in writing that it will be responsible for any costs, expenses, judgments, damages and losses incurred by the indemnified party with respect to such claim, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if the indemnified party reasonably believes that representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 3.4 only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party other than under this Section 3.4.

     (d) Contribution. If the indemnification provided for in this Section 3.4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Investor shall be obligated to contribute pursuant to this
     Section 3.4(d) shall be limited to an amount equal to the proceeds to such Investor of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Investor has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities).

          (e)  Survival of Indemnity. The indemnification provided by this
     Section 3.4 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

     3.5 Rule 144. In order to permit the Investors to sell the Registrable Securities they hold, if they so desire, from time to time pursuant to Rule 144 under the Securities Act, or any successor to such rule, the Company shall make available adequate current public information and file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act, and perform any other act which is required of the issuer of securities as a condition to a seller being permitted to sell securities under Rule 144 or any successor to such Rule.

     3.6 Limitations. The Investors shall not, without prior written consent of the Company, effect any public sale or distribution (including sales pursuant to the Resale Rules under the Securities Act) of securities of the Company during any period commencing 30 days prior to and ending 60 days after the offering of any securities by the Company for its benefit, other than pursuant a registration statement on Form S-8 or any successor form; provided that the Company gives written notice to the Investors prior to such period.

     4.   MISCELLANEOUS.

     4.1  Notices.

          (a) All communications under this Agreement shall be in writing and shall be delivered by reputable overnight courier or shall be mailed by registered or certified mail, postage prepaid,

                (i)  if to the Company, at:

                     Security Capital Atlantic Incorporated
                     Six Piedmont Center, Suite 600
                     Atlanta, Georgia 30305
                     Attn: Secretary

          or at such other address as it may have furnished in writing to the holders of Registrable Securities at the time outstanding, or

               (ii) if to any Person who is the registered holder of Registrable Securities, to the address of such Investor as it appears in the stock ledger of the Company or in the records of the Partnership.

          (b) Any notice so addressed shall be deemed given when received.

     4.2 Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company and each of the Investors. Without the prior written consent of the Company, which consent shall not be unreasonably withheld, the rights of the Investors to cause the Company to effect a registration of Registrable Securities may not be transferred other than to a Permitted Transferee.

     4.3 Amendment and Waiver. This Agreement may be amended, and the observance of any term of this Agreement may be waived, but only with the written consent of the Company and the Investors holding a majority of the Registrable Securities; provided, however, that no such amendment or waiver shall take away any registration right of any Investor or reduce the amount of reimbursable costs to any Investor in connection with any registration hereunder or waive or amend any Investor's rights to indemnification without the consent of such Investor; further provided, however, that without the consent of any other Investor, any Investor may from time to time enter into one or more agreements amending, modifying or waiving the provisions of this Agreement if such action does not adversely affect the rights or interest of any other Investor. No delay on the part of any party is in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by any party of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy.

     4.4 Counterparts. One or more counterparts of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

     4.5 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Maryland, which shall prevail in all matters arising under or in connection with this Agreement.

     4.6 Invalidity of Provisions. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

     4.7 Headings. The headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                       COMPANY:

                                       SECURITY CAPITAL ATLANTIC
                                       INCORPORATED


                                       By: /s/ J. Lindsay Freeman
                                           -------------------------------
                                           J. Lindsay Freeman
                                           Managing Director

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                       INVESTORS:

                                       E.C. GRIFFITH CO.

                                       By: /s/ James R. Griffith
                                          -------------------------------
                                       Name: James R. Griffith
                                            -----------------------------
                                       Title: President
                                             ----------------------------

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                       INVESTORS:


                                        /s/ William A. White, Jr.
                                       ---------------------------------------
                                       WILLIAM A. WHITE, JR.



                                       WHITE-CAVU LIMITED PARTNERSHIP

                                       By: William A. White, Jr.
                                          ------------------------------------
                                       Name: William A. White, Jr.
                                            ----------------------------------
                                       Title: General Partner
                                             ---------------------------------

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                       INVESTORS:


                                        /s/ Thomas Hunter III
                                       ----------------------------------------

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                     INVESTORS:


                                     /s/ G. Dan Page, Jr.
                                     _________________________________
                                     G. DAN PAGE, JR.

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                      INVESTORS:


                                      /s/ Joseph E. Kaylor
                                      ______________________________
                                      JOSEPH E. KAYLOR

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                       INVESTORS:


                                       /s/ Dean R. Devillers
                                       ---------------------------------------
                                       DEAN R. DEVILLERS

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                       INVESTORS:

                                       ELM LAND CO.



                                       By: /s/ Willie L. Rea
                                          ----------------------------------
                                       Name: Willie L. Rea
                                            --------------------------------
                                       Title: General Partner
                                             -------------------------------

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                       INVESTORS:

                                       THE SPRINGS COMPANY



                                       By: /s/ William G. Taylor
                                          --------------------------------
                                       Name:   William G. Taylor
                                       Title:  President

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                       INVESTORS:

                                       CLOSE FAMILY PARTNERSHIP



                                       By: /s/ William G. Taylor
                                          --------------------------------
                                       Name:   William G. Taylor
                                       Title:  President
                                               The Springs Company under
                                               Power of Attorney for
                                               Crandall Close Boules,
                                               Managing General Partner,
                                               Close Family Partnership

                               SIGNATURE PAGE TO
                  TRANSFER AND REGISTRATION RIGHTS AGREEMENT
                          DATED AS OF APRIL 30, 1998
                                 BY AND AMONG
                    SECURITY CAPITAL ATLANTIC INCORPORATED
                     AND CERTAIN INDIVIDUALS AND ENTITIES

     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                                  INVESTORS:

                                                   /S/ ZEB REA
                                                  -------------------------
                                                  ZEB REA



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